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                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in Encore Medical Corporation's Form 8-K/A, into the Company's previously filed Registration Statement on Form S-8 (No. 333-48240).


/s/ ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
May 7, 2002

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